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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             -----------------------

                         Date of Report: March 20, 2006

                               OUTLOOK GROUP CORP.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         Wisconsin                      000-18815           39-1278569
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(State or other jurisdiction            (Commission      (I.R.S. Employer
of incorporation)                       File Number)      Identification No.)

1180 American Drive, Neenah, Wisconsin               54956
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(Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 722-2333
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 1.01. Entry into a Material Definitive Agreement.

         On March 20, 2006, Outlook Group Corp. ("OGC") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Vista Group Holdings, LLC ("Vista") and Vista Acquisition Corp., a wholly-owned subsidiary of Vista formed for purposes of the transaction. Under the Merger Agreement, OGC would be acquired in a cash transaction for per share consideration of $13.50. The transactions are conditioned upon OGC shareholder approval, Vista financing and various other customary conditions. Subject to those conditions, the transactions are expected to close in summer 2006.

         For further information, reference is made to the text of the Merger Agreement, which will be filed by an amendment to this Report on Form 8-K.



Item 9.01. Exhibits

Exhibit 99.1      Press release of OGC dated March 20, 2006





















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                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 20, 2006                      OUTLOOK GROUP CORP.
                                  (Registrant)

                                  By:      /s/ Paul M. Drewek
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                                           Paul M. Drewek
                                           Chief Financial Officer
































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